ING PARTNERS, INC.

ING Thornburg Value Portfolio (the “Portfolio”)

Supplement dated October 25, 2010

to the Portfolio’s Adviser Class (“Class ADV”) and Service Class (“Class S”) Prospectus,

Initial Class (“Class I”) Prospectus and Service 2 Class (“Class S2”) Prospectus

each dated April 30, 2010

(each a “Prospectus” and collectively “Prospectuses”)

On September 30, 2010, the Portfolio’s Board of Directors approved a change with respect to the Portfolio’s investment objective. The investment strategies will not change as a result of the change in the investment objective.

Effective January 4, 2011, the Portfolio’s Prospectuses are revised as follows:

The section entitled “ING Thornburg Value Portfolio – Investment Objective” in the summary section is hereby deleted in its entirety and replaced with the following:

Investment Objectives

The Portfolio seeks long-term capital appreciation, and secondarily current income.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE